SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 18, 1998



                    GMAC Commercial Mortgage Securities, Inc.
             (Exact name of registrant as specified in its charter)

          DELAWARE                 333-37717                     23-2811925
(State or other jurisdiction      (Commission)                (I.R.S. employer
     of incorporation)            file number)               identification no.)



650 Dresher Road, Horsham, Pennsylvania                                19044
(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code (215) 328-3480

                                 Not Applicable
         (Former name or former address, if changed since last report)



                         Exhibit Index Located on Page 4


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     Item 2. Acquisition or Disposition of Assets.


     On May 18, 1998, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1998-C1 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of May 1, 1998, among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent. The Certificates consist of eighteen classes identified as the "Class X Certificates," the "Class A-1 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having as of the close of business on May 1, 1998 (the "Cut-off Date"), an aggregate principal balance of $1,438,000,264 (the "Initial Pool Balance"), after taking into account all payments of principal due on Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from GMAC Commercial Mortgage Corporation ("GMACCM") pursuant to a mortgage loan purchase agreement dated April 28, 1998, attached hereto as
Exhibit 99.1, between GMACCM as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement dated April 28, 1998, attached hereto as Exhibit 99.2, between GACC as seller and the Depositor as purchaser. The Depositor sold the Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates to Deutsche Morgan Grenfell Inc. ("DMG") and Lehman Brothers Inc. ("Lehman") as Underwriters pursuant to an underwriting agreement dated April 28, 1998, attached hereto as
Exhibit 1.1, among DMG and Lehman as underwriters, GMACCM and the Depositor. The Depositor sold the Class G, Class H, Class J, Class K. Class L, Class M, Class N, Class R-I, Class R-II and Class R-III Certificates to DMG and Lehman pursuant to a certificate purchase agreement dated April 28, 1998 among DMG and Lehman as initial purchasers, GMACCM and the Depositor.

     The Class X Certificates will not have an initial certificate balance ("Certificate Balance"), but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $1,438,000,263. The Class A-

1 Certificates will have an initial Certificate Balance of $333,587,000. The Class A-2 Certificates will have an initial Certificate Balance of $687,393,000. The Class B Certificates will have an initial Certificate Balance of $28,760,000. The Class C Certificates will have an initial Certificate Balance of $64,710,000. The Class D Certificates will have an initial Certificate Balance of $75,495,000. The Class E Certificates will have an initial
Certificate Balance of $68,305,000. The Class F Certificates will have an initial Certificate Balance of $43,140,000. The Class G Certificates will have an initial aggregate Certificate Balance of $32,355,000. The Class H Certificates will have an initial Certificate Balance of $25,165,000. The Class J Certificates will have an initial Certificate Balance of $14,380,000. The Class K Certificates will have an initial Certificate Balance of $25,165,000. The Class L Certificates will have an initial Certificate Balance of $14,380,000. The Class M Certificates will have an initial Certificate Balance of $10,785,000. The Class N Certificates will have an initial Certificate Balance of $14,380,263. The Class R-I, Class R-II, Class R-III Certificates each have an initial Certificate Balance of $0.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a) Financial Statements of Businesses Acquired.

          Not applicable

     (b) Pro Forma Financial Information.

          Not applicable

     (c) Exhibits.

Exhibit No.                  Document Description
-----------                  --------------------

1.1 Underwriting Agreement, dated as of April 28, 1998, among GMAC Commercial Mortgage Securities, Inc. as seller, GMAC Commercial Mortgage Corporation and Deutsche Morgan Grenfell Inc. and Lehman Brothers Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of May 1, 1998, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement, dated as of April 28, 1998, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of April 28, 1998, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      GMAC COMMERCIAL MORTGAGE SECURITIES, INC.,
                                      Registrant



                                      By: /s/ Elisa George
                                          --------------------------------------
                                      Name: Elisa George
                                      Title: Vice President


Dated:  May 28, 1998

                                INDEX OF EXHIBITS


Exhibit            Description

1.1 Underwriting Agreement, dated as of April 28, 1998, among GMAC Commercial Mortgage Securities, Inc. as seller. GMAC Commercial Mortgage Corporation and Deutsche Morgan Grenfell Inc. and Lehman Brothers Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of May 1, 1998, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement, dated as of April 28, 1998, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of April 28, 1998, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.